
YOUR
JOURNEY
BEGINS HERE®
LIPPERT COMPONENTS
DREW INDUSTRIES INCORPORATED
drewindustries.com
lippertcomponents.com

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of labor, employee benefits, employee retention, realization and impact of efficiency improvements and cost reductions, the successful entry into new markets, the costs of compliance with environmental laws and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

DREW
INDUSTRIES INCORPORATED

Management Team



JASON LIPPERT, CEO

> 20+ years with Drew



SCOTT MERENESS, PRESIDENT

> 20+ years with Drew



DAVID SMITH, CFO

> **Average tenure of Drew’s members of senior management is 14+ years with the company**

Financial Performance



Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
Net Sales and EBITDA (1) (in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
$255
$325
$354
$531
$669
$729
$669
$511
$398
$573
$681
$901
$1,016
$1,191
$1,358
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$1,075
$1,241
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$122
$116
$117
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 9/15

(1) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).*

DREW INDUSTRIES INCORPORATED

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	LTM 9/15
RV Towable	$428	$498	$653	$728	$844	$916
Year over year growth		16%	31%	11%	16%	26%
RV Motorhome	$17	$17	$35	$48	$68	$80
Year over year growth		0%	106%	37%	42%	67%
Manufactured Housing	$68	$77	$80	$80	$77	$80
Year over year growth		13%	4%	0%	-4%	0%
Adjacent Industries	$30	$58	$96	$114	$127	$171
Year over year growth		93%	66%	19%	11%	50%
Aftermarket	$28	$28	$32	$39	$64	$97
Year over year growth		0%	14%	22%	64%	149%
International	$2	$3	$5	$7	$11	$14
Year over year growth		50%	67%	40%	57%	100%
Total	$573	$681	$901	$1,016	$1,191	$1,358
Year over year growth		19%	32%	13%	17%	34%

LTM 2015 percentage growth is compared to 2013

Non-Towable RV Net Sales


$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
($ in millions)
$145
$2
$17
$28
$30
$68
$435
$14
$80
$97
$171
$80
CAGR 24%
2010
LTM 09/15
Manufactured Housing
Adjacent Industries
Aftermarket
RV Motorhome
International

DREW INDUSTRIES INCORPORATED

Sales for the 12 months ended December 31, 2010 compared to the LTM 09/15. Both periods exclude the Company's net sales of components for Towable RVs, which made up 75% and 68% of consolidated net sales, respectively.

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



($ in millions)
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
2009
2010
2011
2012
2013
2014
LTM 9/15
(d)
Acquisitions ($195M, 20%) (a)
Organic ($283M, 29%) (b)
Industry ($482M, 50%) (c)

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases, increased adjacent industry sales and new product sales.
c) Industry growth represents the increase in industry-wide RV and MH wholesale shipments.
d) Proforma impact of acquisitions completed in Q4 2014 and 2015, and the Furrion Distribution and Supply Agreement entered July 2015, assuming each of these had been completed at the beginning of the twelve month period ended September 2015.

DREW INDUSTRIES INCORPORATED

RV and Manufactured Housing Industries

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)



Industry Units
Approximately 74% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001: 257; 49; 51; 157; $108
2002: 311; 60; 55; 196; $171
2003: 321; 62; 45; 214; $220
2004: 370; 73; 43; 254; $348
2005: 384; 61; 42; 281; $448
2006: 391; 56; 42; 293; $509
2007: 353; 55; 262; $492
2008: 237; 28; 24; 185; $368
2009: 166; 13; 15; 138; $313
2010: 242; 25; 18; 199; $477
2011: 252; 25; 14; 213; $571
2012: 286; 28; 15; 243; $781
2013: 321; 38; 15; 268; $894
2014: 357; 44; 14; 299; $1,075
LTM 9/15: 371; 46; 13; 312; $1,241
2015 P*: 374; 47; 13; 314
2016 P*: 383; 49; 12; 322

RV Share Held by TTs & 5th Wheels	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 9/15	2015 P*	2016 P*
	61%	63%	67%	69%	73%	75%	74%	78%	83%	82%	85%	85%	83%	84%	84%	84%	84%

* Projections for 2015 and 2016 are the latest published by the RVIA (Fall 2015).

DREW INDUSTRIES INCORPORATED

RV Shipments

Compound Annual Growth Rate from 1980 to 2014 is 3.6%



RV Shipments
Thousands of Units
450
400
350
300
250
200
150
100
50
-
1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014



RV Shipments vs Federal Interest Rate
Thousands of Units
450
400
350
300
250
200
150
100
50
-
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014



RV Shipments Annual Change
60%
40%
20%
0%
-20%
-40%
-60%
1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014



RV Shipments vs Consumer Confidence
Thousands of Units
450
400
350
300
250
200
150
100
50
-
150
125
100
75
50
25
0
1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014

- Shipments for 2005 and 2006 include approximately 18,000 and 9,000 towables purchased by FEMA for emergency housing and exclude 38,900 and 31,400 Emergency Living Units, respectively.


DOORS
AWNINGS
MATTRESSES
FURNITURE
ELECTRONICS
FURRION
ELECTRONICS
WINDOWS
SHOWERS
& SINKS
SLIDE-OUTS
SUSPENSION
ENHANCEMENTS
AXLES
LEVELING
STEPS
CHASSIS

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

lippertcomponents.com

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



RV Market

Towable RVs

(Approximately 74% of Drew's RV Segment net sales)



88% of industry 2014 unit sales

61% of 2014 wholesale dollar sales, or $9.4 billion

Retail cost $4,000 to $100,000 per unit. Average about $30,000

Motorhomes

(Approximately 6% of Drew's RV Segment net sales)



12% of industry 2014 unit sales

39% of 2014 wholesale dollar sales, or $6.0 billion

Retail cost $41,000 to $400,000+ per unit. Average about $137,000

DREW INDUSTRIES INCORPORATED

Camping Industry

Statistics provided by Kampgrounds of America ("KOA"), 2015.



44%
Active Campers
46.2 million*



54%
Tent Campers
25.0 million



21%
RV Campers
9.7 million



21%
Cabin Campers
9.7 million

59%
Camp Every Year
27.4 million

11%
Camp Every Other Year
4.8 million

30%
Camp Occasionally
14.0 million

DREW INDUSTRIES INCORPORATED

* Estimates based on 105 million households. All other (4%) 1.8 million.

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Shift in U.S. culture toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, “greener”, & family oriented vacations

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
- One in ten vehicle-owning households between 50 and 64 owns at least one RV

DREW INDUSTRIES INCORPORATED

2015 State of the RV Industry

$15.4 B — Retail Value of 2015 RV Shipments

$37.5 B — Annual Revenue of RV-Related Business

249,000 — 51% Increase in RV Industry Employees 2009 to 2015 — 378,000

Unemployment rate drop in Elkhart County, heart of RV Industry, driven by improvements in RV Shipments



Mar '09
20%
11%
Mar '11
Mar '13
9%
4.5%
Mar '14



Recession
Recovery
353
237
166
242
252
286
321
357
374
383
2007
2008
2009
2010
2011
2012
2013
2014
2015P
2016P
RV Shipments (in thousands)

DREW INDUSTRIES INCORPORATED

Projections for 2015 and 2016 shipments are the latest published by the RVIA (Fall 2015).

RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Wholesale
Retail
(Units in thousands)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
250.8
298.9
277.0
226.6
234.3
239.4
259.0
2008
2009
2010
2011
2012
2013
2014
YTD 9/14
YTD 9/15

	2008	2009	2010	2011	2012	2013	2014	YTD 9/14	YTD 9/15
Dealer Inventory Change	(41.3)	(26.0)	13.2	6.9	20.1	17.2	21.9	(7.7)	(19.6)

September 2015 retail sales data for RVs has not been published yet, therefore 2015 retail data for RVs includes an estimate for September 2015 retail units.

DREW INDUSTRIES INCORPORATED

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

DREW INDUSTRIES INCORPORATED

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

DREW INDUSTRIES INCORPORATED

Manufactured Housing – Industry Production

(Compared to Drew's Performance)


Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH Segment net sales
250
200
150
100
50
0
$250
$200
$150
$100
$50
$0
193
168
131
131
147
117
96
82
50
50
52
55
60
64
68
49
37
27
34
52
33
31
30
19
20
25
26
28
30
32
144
131
104
97
95
84
65
52
31
30
27
29
32
34
36
$147
$154
$134
$183
$221
$220
$177
$142
$85
$96
$111
$120
$122
$116
$117
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 9/15
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
54%

There are no industry forecasts for the manufactured housing industry.

What's Next…

- International RV
- Innovation/RD
- Aftermarket RV
- Adjacent Markets
- Acquisitions
- Additional North American RV Growth/Content

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

International RV Markets


INFO
Meine Welt

Research and Development

Focus on innovation

- Development, engineering, product testing
- Personnel – 35 professionals
- We have inventors on staff
- Drew product teams pushing product development
- Drew customers pushing product development
- We are an integral part of R&D for our customers



DREW INDUSTRIES INCORPORATED

RV Aftermarket Opportunity

- We are selling nearly $1 billion in components to the RV industry annually
- Establishing a strong service department on the supply side
- Our goal is to have dealers rely on us heavily as a resource to help them provide a higher level of satisfaction to the customer
- Used RV market is nearly double the size of the new RV market each year
- Higher margins



Specialty Vehicle / Adjacent Markets

Marine	Bus	Heavy Truck	Fleet	Cargo



DREW INDUSTRIES INCORPORATED

New Products & Acquisitions

2011

ACQUIRE M-TEC:
Adding components for RVs and mobile office units

ACQUIRE EA TECHNOLOGIES:
Expanding towable RV chassis and slide-out mechanisms

ACQUIRE STARQUEST:
Adding windows for truck caps, horse trailers and buses

ACQUIRE M&M FABRICATORS:
Expanding chassis customization operation

2012

ACQUIRE AMERIMAX:
Additional RV towable entry doors

INTRODUCE RV AWNINGS

2013

ACQUIRE MIDSTATES:
Adding Tool & Die and automation capabilities

ACQUIRE FORTRESS:
Expanding specialized RV chassis

2014

ACQUIRE INNOVATIVE DESIGN SOLUTIONS:
Electronic control systems

ACQUIRE STAR DESIGN:
Expanding plastic thermoforming

ACQUIRE POWER GEAR:
Motion solutions for the RV industry

ACQUIRE DUNCAN SYSTEMS:
Aftermarket windshield and window

2015

ACQUIRE EA TECHNOLOGIES:
Metal fabrication and coating technologies

ACQUIRE SPECTAL:
Expanding windows for buses and specialty vehicles

FURRION SUPPLY AGREEMENT:
Exclusive distribution rights of Furrion products

ACQUIRE SIGNATURE SEATING:
Adding furniture for pontoon boats

2014 – 2015 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Innovative Design Solutions[1]	$ 35.9	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design	$ 12.2	$ 10	Thermoformed plastics products
Power Gear & Kwikee	$ 35.5	$ 28	RV leveling systems, slideouts and steps
Duncan Systems[2]	$ 18.0	$ 26	Distributor of replacement awnings, motorhome windshields and other vehicle windows
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-desposition ('e-coat') and power coating services
Spectal[2]	$ 22.3	$ 25	Manufacturer of windows and doors
Signature Seating[2]	$ 16.0	$ 16	Manufacturer of furniture solutions for fresh water boat manufacturers, primarily pontoon boats
Total	$149.1	$141	

DREW INDUSTRIES INCORPORATED

(1) Plus contingent consideration payable based on future sales. IDS had annual sales of approximately $19 million in 2013, of which $15 million were to the Company.
(2) Plus contingent consideration payable based on future sales.

Acquisition Discipline and History

- Have made 36 acquisitions over the past 15 years
- We are experienced at integrating acquisitions
- Acquisitions have come in the form of intellectual property, small start ups and larger businesses
- 6 out of last 7 acquisitions have had substantial revenue outside our core RV business
- We get great people – competitive advantage of making many acquisitions

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

Expanding Our Growth Potential

Opportunities (1)	
North America:	
Aftermarket	$ 400 million
Adjacent Industries	
Marine	$ 150 million
Other	$ 500 million
RV Content	
Electronics (Including Furrion)	$ 300 million
Other	$ 600 million
Total North America	$1,950 million
International RV Components	$ 750 million
Total Market	$ 2.7 billion



DREW INDUSTRIES INCORPORATED

(1) Amounts represent the estimated size of the addressable market, excluding the Company's current net sales to those markets.

Additional growth opportunities emanating from our core

POTENTIAL SOURCES OF GROWTH


Distribution Channels
Geographies
Capabilities
Core Business
Industries
Products & Services
Core Extensions
Customers
Adjacencies

- **Core extensions** vary on one dimension from existing core business and can be managed within the existing operating model
- Lowest execution risk

- **Adjacencies** are closely related to the core but differ on multiple dimensions and require piloting and learning
- Slightly higher but reasonable execution risk

Content Per New Towable RV

- Approximately 74% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $5,500 per Towable RV
- Growth in RV "features" drives content increases



2001-2014 average content increase = $165 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,952

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 9/15
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	7.9%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended September 2015, each $100 increase in content adds approximately $31 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 6% of RV Segment net sales are for Motorhome RVs
- 100% market share in existing products would yield an estimated $5,500 per Motorhome RV



2004-2014 average content increase = $157 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,807

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 9/15
RV Segment operating profit margin	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	7.9%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended September 2015, each $100 increase in content adds approximately $5 million in sales for Drew.

Supplemental Schedules

Operating Results

Three Months Ended September 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2015	2014	Change
Net Sales	$ 345.3	$ 294.3	17%
Operating Profit	$ 27.2	$ 23.1	18%
% of Sales	7.9%	7.8%	
Net Income	$ 17.3	$ 15.5	12%
Diluted EPS	$ 0.70	$ 0.64	9%

DREW INDUSTRIES INCORPORATED

Operating Results

Nine Months Ended September 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2015	2014[(1)]	Change
Net Sales	$ 1,068.8	$ 901.4	19%
Operating Profit	$ 92.6	$ 80.2	15%
% of Sales	8.7%	8.9%	
Net Income	$ 58.2	$ 51.5	13%
Diluted EPS	$ 2.36	$ 2.12	11%

(1) Excludes loss on sale of extrusion assets. Actual 2014 operating profit was $78.3 million which was 8.7% of sales. Actual 2014 net income was $50.3 million, or diluted EPS of $2.07.

DREW INDUSTRIES INCORPORATED

Results By Segment

Three Months Ended September 30

FINANCIAL PERFORMANCE

($ in millions)	2015	2014	Change
Net Sales:			
RV Segment	$ 313.1	$ 263.6	19%
MH Segment	$ 32.2	$ 30.7	5%
Operating Profit:			
RV Segment	$ 23.7	$ 20.3	17%
MH Segment	$ 3.5	$ 2.8	24%
Operating Profit as a Percentage of Net Sales:			
RV Segment	7.6%	7.7%	
MH Segment	10.7%	9.1%	

DREW INDUSTRIES INCORPORATED

Results By Segment

Nine Months Ended September 30

FINANCIAL PERFORMANCE

($ in millions)	2015	2014	Change
Net Sales:			
RV Segment	$ 979.3	$ 812.5	21%
MH Segment	$ 89.5	$ 89.0	1%
Operating Profit:			
RV Segment	$ 83.0	$ 72.0	15%
MH Segment	$ 9.7	$ 8.2	18%
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.5%	8.9%	
MH Segment	10.8%	9.2%	

DREW INDUSTRIES INCORPORATED

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[1]	$ 10[1]	$ 1
12/31/13	$ -	$ 66	$ 66	$ 5
12/31/14	$ 16	$ -	$ (16)[2]	$ 107
09/30/15	$ 92	$ 7	$ (85)[3]	$ 41

(1) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(2) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

(3) On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $48 million.

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	09/30/15
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 669
Total Debt	$ -	$ -	$ -	$ 16	$ 92
Cash & Investments	$ 7	$ 10[4]	$ 66	$ -	$ 7
Stockholders' Equity	$ 277	$ 284[3]	$ 314[4]	$ 395	$ 418[5]
Days Sales in A/R[1]	17 days	14 days	16 days	15 days	22 days
Inventory Turns[2]	6.2 turns	7.8 turns	7.9 turns	8.2 turns	7.2 turns

DREW INDUSTRIES INCORPORATED

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.

Cash Flow

Significant use of cash items since December 31, 2009	
Acquisitions (21)	$244 million
Capital expenditures	$163 million
Special dividends	$173 million
Stock repurchases	$ 2 million
Total	**$ 582 million**

DREW INDUSTRIES INCORPORATED

Cash Flow



FINANCIAL PERFORMANCE
Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
2009
2010
2011
2012
2013 (1)
2014
YTD 09/15 (2)
$5
$63
$65
$22
$10
$33
$42
$74
$50
$24
$37
$78
$1
$32
$45
$73
$85
$5
$33
$47
$83
$149
$107
$42
$107
$111
$41
$22
$48

Operating cash flow from 2009 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

DREW INDUSTRIES INCORPORATED

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	09/30/15
Return on Equity	11%	13%	16%	17%	18%
Return on Assets	9%	10%	12%	12%	12%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.22
Total Debt to EBITDA[(1)]	0.00	0.00	0.00	0.12	0.60

(1) EBITDA is operating profit plus depreciation and amortization.

DREW INDUSTRIES INCORPORATED

Reconciliation of Operating Profit to EBITDA

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 09/15
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$19.9	($35.6)	$45.4	$48.5	$58.1	$78.3	$95.5	$109.9
Depreciation & Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7	$17.5	$17.1	$18.5	$17.1	$20.5	$25.7	$27.5	$32.6	$39.7
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$45.0	$ -	$ -	$ -	$ -	$ -	$ -
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$42.5	$27.9	$62.5	$69.0	$83.8	$105.8	$128.1	$149.6
Capital Expenditures	$8.2	$10.5	$5.1	$27.1	$26.1	$22.3	$8.8	$4.2	$3.1	$10.1	$24.3	$32.0	$32.6	$42.5	$34.2

DREW INDUSTRIES INCORPORATED

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	LTM 09/15
Net Sales:					
RV Segment	$ 570.6	$ 780.9	$ 893.7	$ 1,074.5	$ 1,241.3
MH Segment	110.6	120.2	121.9	116.3	116.9
Total Net Sales	$ 681.2	$ 901.1	$1,015.6	$1,190.8	$1,358.2
Operating Profit:					
RV Segment	$ 37.7	$ 47.2	$ 68.2	$ 86.6	$ 97.5
MH Segment	10.8	12.4	11.9	10.8	12.4
Total Segment Operating Profit	48.5	59.6	80.2	97.4	109.9
Sale of extrusion assets	-	-	-	(1.9)	-
Executive Succession	-	(1.5)	(1.9)	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 109.9

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 24.1 million shares outstanding and a market capitalization of approximately $1.4 billion as of October 31, 2015



$70
$60
$50
$40
$30
$20
$10
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$60
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
10/31/15

DREW INDUSTRIES INCORPORATED

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Tristan Thomas – (212) 453-7019
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206